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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549



                                      FORM  8-K

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          SEPTEMBER 24, 1998


                              PHOENIX TECHNOLOGIES LTD.
                  (Exact name of registrant as specified in Charter)



        Delaware                    000-17111                  04-2685985
     (State or other         (Commission File Number)        (IRS Employer
     jurisdiction of                                     Identification Number)
     incorporation)



                                411 E. PLUMERIA DRIVE
                              SAN JOSE, CALIFORNIA 95134
                       (Address of Principal Executive Offices)

                                    (408) 570-1000
                 (Registrant's Telephone Number, Including Area Code)


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ITEM 2         ACQUISITION OR DISPOSITION ASSETS.

     Phoenix Technologies Ltd., a Delaware corporation ("Phoenix"), and Award Software International Inc., a California corporation ("Award"), entered into an Agreement and Plan of Reorganization, dated as of April 15, 1998 (the "Reorganization Agreement"), among Phoenix, Award and Portland Acquisition Corporation, a wholly owned subsidiary of Phoenix ("Merger Sub"). In accordance with the Reorganization Agreement, Merger Sub merged into Award, Award became a wholly-owned subsidiary of Phoenix and each outstanding share of the common stock of Award, no par value, was converted into 1.225 shares of the common stock of Phoenix Technologies Ltd., $0.001 par value. The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and will be accounted for as a pooling of interests for financial reporting purposes in accordance with generally accepted accounting principles. Accordingly, the consolidated financial statements of Phoenix will be restated to include the combined financial conditions and results of operations of Phoenix and Award for all periods prior to the date of the merger.

ITEM 7         FINANCIAL STATEMENTS AND EXHIBITS.

     The following financial statements and exhibits are filed as part of this Report, where indicated.

     (a) Financial statements of business acquired, prepared pursuant to Rule 3-05 of Regulation S-X:

          Financial statements for the periods ended December 31, 1997, March 31, 1998 and June 30, 1998 are incorporated by reference to the Annual Report on Form 10-K/A filed by Award Software International Inc. on April 30, 1998, the Quarterly Report on Form 10-Q filed by Award Software International Inc. on May 8, 1998, and the Quarterly Report on Form 10-Q filed by Award Software International Inc. on August 12, 1998 (File No. 000-28904).

     (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

          The pro forma financial information is unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date of this Current Report on Form 8-K.

     (c)  Exhibits in accordance with Item 601 of Regulation S-K:

     EXHIBIT NO.    DESCRIPTION

     2.1 Agreement and Plan of Reorganization, dated as of April 15, 1998, among Phoenix Technologies Ltd., Portland Acquisition Corporation and Award Software International Inc.

     2.2 Agreement of Merger between Award Software International Inc. and Portland Acquisition Corporation

     99.1           Press release dated September 28, 1998.


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                                  INDEX TO EXHIBITS


    EXHIBIT
     NUMBER          DESCRIPTION

      2.1 Agreement and Plan of Reorganization, dated as of April 15, 1998, among Phoenix Technologies Ltd., Portland Acquisition Corporation and Award Software International Inc.

      2.2 Agreement of Merger between Award Software International Inc. and Portland Acquisition Corporation


      99.1           Press release dated September 28, 1998.


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                                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PHOENIX TECHNOLOGIES LTD.

Dated:    September 28, 1998            By:  /s/ Robert Riopel
                                        Robert Riopel
                                        Vice President, Finance and
                                        Chief Financial Officer